Chase
                              Equity Growth II Fund
                                  Annual Report

                                December 31, 1999

Chase Equity Growth II Fund Chairman's Letter
---------------------------------------------
                                                                January 20, 2000

Dear Fellow Shareholders:

We are pleased to present this annual report for the Chase Equity Growth II Fund for the year ended December 31, 1999. In providing you with this information, we seek to assist you in fully understanding how your fund performed and the strategies your fund managers pursued within the context of the overall economic and market environment.

Continued Strong US Economic Growth Tests "New Paradigm"

Throughout the 1990s, the wonderful combination of strong economic growth, falling unemployment and low inflation has led to a growing belief in a "new paradigm." Under this theory, productivity and technological gains will allow the economy to grow at faster levels without sparking an inflationary spiral that causes the Federal Reserve to raise interest rates in an effort to cool the economy. Prior to the arrival of the "new paradigm," it was thought that Gross Domestic Product (GDP) growth much above a 2.5% annual rate would inevitably become inflationary.

However, the sizzling US economy began testing the upper limits of the "new paradigm" equation during the reporting year as GDP in 1999 grew by 4.2%. Although inflation remained relatively subdued, it did move higher over the reporting year and this, when combined with the very high growth in the US and the resumption of growth overseas, led to rising interest rates and a generally rough road to hoe for the bond market.

Fed Shifts Policy in Early 1999

Early in 1999, it became apparent that a global economic recovery was underway. The global recovery, combined with 6% annual growth in the US in the 4th quarter of 1998 and record-low unemployment, led to bond market fears that the Fed would shift to a policy of raising short-term interest rates. This generally negative sentiment continued for the rest of the year as the Fed did indeed begin tightening, first on June 30, 1999 and then again on August 24 and November 16. In the view of many market participants, the Fed would have acted again in December were it not for Y2K concerns. Moving into 2000, the question among market participants is not whether the Fed will continue to raise rates, but rather by how much and for how long.

Your portfolio management team rose to the occasion of 1999's challenging environment, working diligently to protect your investment. While it's impossible to predict what markets will do, you can surely expect that all of us at Chase Funds will continue to do our best to deliver solid investments and help you reach your financial goals. We appreciate your continued trust and support.

Sincerely yours,


/s/ Sarah E. Jones


Sarah E. Jones
Chairman

Chase Equity Growth II Fund
as of December 31, 1999
(unaudited)

How the Fund Performed

Chase Equity Growth II Fund, which seeks to provide capital appreciation, generated a total return of 14.76% for the period July 1, 1999 (commencement of operations) through December 31, 1999. This compares to 14.36% and 20.39% for the Lipper Growth Funds Index and Lipper Large Cap Growth Index, respectively.

How the Fund Was Managed

Skillful stock selection benefited the Fund in a year that was perfectly suited to its style of investing in large-cap growth companies. Technology stocks made the greatest contributions to performance, but biotechnology stocks were also beginning to perform towards the year-end in anticipation of advances in medical science.

Most of the gain came in the fourth quarter, when technology companies rallied in expectation of a surge in demand for semiconductor devices, cell phones and communications equipment as a result of the burgeoning Internet economy. Stocks that rallied strongly then were also among the Fund's leading contributors to performance for the year as a whole. EMC Corp., Microsoft and Applied Material were all leading performers. Cisco Systems was also a major contributor.

But the fourth quarter rally was not confined to technology. Financials performed strongly following the repeal of the Glass-Steagall Act that had prevented commercial and investment banks from merging.

Another holding that performed well during the year was the biotechnology stock Amgen. Fellow biotechnology company Biogen was also strong, if a little volatile.

Otherwise performance was fairly selective. Although retailing, for example, was poor as a sector, Wal-Mart and Home Depot made significant contributions to Fund performance.

The Fund's investment style was even suited to the difficult third quarter, when inflation and valuation worries haunted the market. Much of the equity market was trapped in a trading range, and those companies that missed earnings forecasts were severely punished. Yet technology stocks and a small number of well-managed blue chips continued to make new highs. Although technology and other growth stocks came under pressure for a few weeks in May, they showed great resilience.

Where the Fund May Be Headed

Financial markets are in a climate of rising interest rates and historically high equity valuations. At the same time, investors were highly selective in 1999. While valuations in areas like technology rose significantly, many areas of the market--such as consumer staples--actually experienced declining prices. In this environment, there are some valuation discrepancies and, therefore, some opportunities. The Fund will seek to take advantage of these opportunities within the context of its focus on high-quality growth companies.

Chase Equity Growth II Fund
Portfolio of Investments - December 31, 1999
(Amounts in Thousands)

                 Shares       Issuer                                                                  Value
-----------------------------------------------------------------------------------------------------------
Long-Term Investments - 94.7%
-----------------------------------------------------------------------------------------------------------
                              Common Stock - 94.7%
                              --------------------
                              Airlines - 0.6%
                     14       Southwest Airlines, Inc.                                             $    230

                              Biotechnology - 4.9%

                     23       Amgen, Inc. *                                                           1,373
                      6       Biogen, Inc. *                                                            515
                      3       Genzyme Corp.-General Division *                                          141
                                                                                                        ---
                                                                                                      2,029
                              Broadcasting/Cable - 0.5%

                      2       Clear Channel Communications, Inc. *                                      187

                              Computer Networks - 3.1%

                     12       Cisco Systems, Inc. *                                                   1,275

                              Computer Software - 6.8%

                      3       Citrix Systems, Inc. *                                                    378
                     21       Microsoft Corp. *                                                       2,414
                                                                                                      -----
                                                                                                      2,792
                              Computers/Computer Hardware - 8.3%

                     14       Dell Computer Corp. *                                                     731
                     15       EMC Corp. *                                                             1,665
                     10       International Business Machines Corp.                                   1,037
                                                                                                      -----
                                                                                                      3,433

                              Consumer Products - 2.6%

                      7       Gillette Co.                                                              278
                      7       Procter & Gamble Co.                                                      811
                                                                                                        ---
                                                                                                      1,089

                              Diversified - 5.6%

                     13       General Electric Co.                                                    1,984
                      8       Tyco International LTD (Bermuda)                                          325
                                                                                                        ---
                                                                                                      2,309

                              Electronics/Electrical Equipment - 1.9%

                      8       Solectron Corp. *                                                         771

                              Financial Services - 5.2%

                      2       American Express Co.                                                      403
                     17       Charles Schwab Corp.                                                      669
                      6       Merrill Lynch & Co., Inc.                                                 468
                      4       Morgan Stanley Dean Witter & Co.                                          617
                                                                                                        ---
                                                                                                      2,157

                              Food/Beverage Products - 2.4%

                      2       Anheuser-Busch Companies, Inc                                             133
                      9       Coca-Cola, Co.                                                            550
                      9       Pepsico, Inc.                                                             304
                                                                                                        ---
                                                                                                        987


                       See notes to financial statements.

Chase Equity Growth II Fund
Portfolio of Investments - December 31, 1999
(Amounts in Thousands)

                 Shares       Issuer                                                                  Value
-----------------------------------------------------------------------------------------------------------
Long-Term Investments - continued
-----------------------------------------------------------------------------------------------------------
                              Health Care/Health Care Services - 0.7%

                      3       Guidant Corp. *                                                      $    140
                      4       Medtronic, Inc.                                                           131
                                                                                                        ---
                                                                                                        271

                              Insurance - 1.0%

                      4       American International Group, Inc.                                        393

                              Internet Services/Software - 3.1%

                     17       America Online, Inc. *                                                  1,282

                              Machinery & Engineering Equipment - 3.6%

                     12       Applied Materials, Inc. *                                               1,489

                              Multi-Media - 1.6%

                      9       Time Warner, Inc.                                                         656

                              Pharmaceuticals - 9.5%

                      6       Abbot Laboratories                                                        218
                      7       American Home Products Corp.                                              282
                      8       Bristol-Myers Squibb Co.                                                  527
                      6       Eli Lilly & Co.                                                           379
                      6       Johnson & Johnson                                                         512
                     11       Merck & Co., Inc.                                                         707
                     16       Pfizer, Inc.                                                              517
                      9       Schering-Plough Corp.                                                     359
                      5       Warner-Lambert Co.                                                        410
                                                                                                        ---
                                                                                                      3,911

                              Restaurants/Food Services - 0.4%

                      4       McDonald's Corp.                                                          147

                              Retailing - 9.6%

                      8       Bed Bath & Beyond, Inc. *                                                 287
                      5       Best Buy Co., Inc. *                                                      261
                     17       Gap, Inc.                                                                 769
                      9       Home Depot, Inc.                                                          634
                     23       Kroger Co. *                                                              439
                     22       Wal-Mart Stores, Inc.                                                   1,550
                                                                                                      -----
                                                                                                      3,940

                              Semi-Conductors - 9.5%
                     19       Intel Corp.                                                             1,600
                      7       KLA-Tencor Corp. *                                                        802
                     10       Novellus Systems, Inc. *                                                1,277
                      3       Texas Instruments, Inc.                                                   271
                                                                                                        ---
                                                                                                      3,950


                       See notes to financial statements.

Chase Equity Growth II Fund
Portfolio of Investments - December 31, 1999
(Amounts in Thousands)

                 Shares       Issuer                                                                  Value
-----------------------------------------------------------------------------------------------------------
Long-Term Investments - continued
-----------------------------------------------------------------------------------------------------------

                              Telecommunications - 9.0%

                     19       AT&T Corp.                                                                947
                      5       Bell Atlantic Corp.                                                       306
                      6       BellSouth Corp.                                                           284
                      3       GTE Corp.                                                                 229
                      8       MCI WorldCom, Inc. *                                                      449
                      4       Nextel Communications, Inc., Class A *                                    402
                     13       SBC Communications, Inc.                                                  619
                      4       Sprint Corp. (FON Group)                                                  264
                      4       Vodafone AirTouch PLC, ADR (United Kingdom)                               214
                                                                                                        ---
                                                                                                      3,714

                              Telecommunications Equipment - 4.8%

                     15       Lucent Technologies, Inc.                                               1,112
                      6       Motorola, Inc.                                                            884
                                                                                                        ---
                                                                                                      1,996

-----------------------------------------------------------------------------------------------------------
                              Total Long-Term Investments                                            39,008

                              (Cost $34,506)
-----------------------------------------------------------------------------------------------------------
Short-Term Investments - 10.3%
-----------------------------------------------------------------------------------------------------------

               Principal
                 Amount

                              Repurchase Agreement - 10.3%
                              ----------------------------
                $ 4,251       Greenwich Capital Markets, Inc., in a joint trading account at 3.50%,0 due 01/03/00, (Dated 12/31/99, Proceeds $4,252, Secured by FHLMC
                              $4,446, 5.75%, due 09/15/22; Market Value $4,341)
                              (Cost $4,251)                                                           4,251

-----------------------------------------------------------------------------------------------------------
                              Total Investments  -  105.0%                                         $ 43,259

                              (Cost $38,757)
-----------------------------------------------------------------------------------------------------------

INDEX:

*     -  Non-income producing security.
ADR   -  American Depositary Receipt.
FHLMC -  Federal Home Loan Mortgage Corporation.


                       See notes to financial statements.

Chase Equity Growth II Fund
Statement of Assets and Liabilities As of December 31, 1999
(Amounts in Thousands, Except Per Share Amounts)


ASSETS:
     Investment securities, at value (Note 1)                           $ 43,259
     Cash                                                                     19
     Receivables:
        Interest/Dividends                                                    16
        Expense reimbursement from Distributor                                 9
                                                                        --------
           Total Assets                                                   43,303
                                                                        --------
LIABILITIES:
     Payables:
        Investment securities purchased                                    1,842
        Fund shares redeemed                                                 219
     Accrued liabilities: (Note 2)
        Custody and accounting fees                                            6
        Other                                                                 18
                                                                        --------
           Total Liabilities                                               2,085
                                                                        --------
NET ASSETS:
     Paid in capital                                                      36,722
     Accumulated undistributed net investment income                          11
     Accumulated net realized
     loss on investment transactions                                         (17)
     Net unrealized appreciation on investments                            4,502
                                                                        --------
           Net Assets                                                   $ 41,218
                                                                        ========
Shares of beneficial interest outstanding
     ($.001 par value; unlimited number of shares authorized)              3,593

Net Asset Value, maximum offering and redemption price per share         $ 11.47

Cost of Investments                                                     $ 38,757
                                                                        --------


                       See notes to financial statements.

Chase Equity Growth II Fund
Statement of Operations For the period from July 1, 1999 * to December 31, 1999 (Amounts in Thousands)

INVESTMENT INCOME:
     Dividend                                                           $ 44
     Interest                                                             39
                                                                     -------
         Total investment income                                          83
                                                                     -------
EXPENSES: (Note 2)
     Investment advisory fees                                             35
     Administration fees                                                  13
     Custody and accounting fees                                          48
     Printing and postage                                                  3
     Professional fees                                                    13
     Registration expenses                                                 5
     Transfer agent fees                                                   8
     Trustees fees                                                         1
     Other                                                                 1
                                                                     -------
         Total expenses                                                  127
                                                                     -------
     Less amounts waived (Note 2)                                         44
     Less expense reimbursements                                          30
                                                                     -------
         Net expenses                                                     53
                                                                     -------
             Net investment income                                        30
                                                                     -------
REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS:
     Net realized loss on investment transactions                        (17)
     Change in net unrealized appreciation of investments              4,502
                                                                     -------
             Net realized and unrealized gain on investments           4,485
                                                                     -------
     Net increase in net assets from operations                      $ 4,515
                                                                     =======

* Commencement of operations.


    See notes to financial statements.

Chase Equity Growth II Fund
Statement of Changes in Net Assets For the period indicated
(Amounts in Thousands)


                                                                    07/01/99*
                                                                     through
                                                                   12/31/1999
                                                                   ----------
INCREASE IN NET ASSETS FROM OPERATIONS:
     Net investment income                                              $ 30
     Net realized loss on investment transactions                        (17)
     Change in net unrealized appreciation of investments              4,502
         Increase in net assets from operations                        4,515

DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
     Net investment income                                               (19)
CAPITAL SHARE TRANSACTIONS:
     Shares sold                                                      38,153
     Shares issued in reinvestment of distributions                       19
     Shares redeemed                                                  (1,450)
         Increase from capital share transactions                     36,722
             Total increase in net assets                             41,218
NET ASSETS:
     Beginning of period                                                   -
     End of period                                                    41,218
                                                                    $ 41,218

SHARE TRANSACTIONS:
     Shares sold                                                       3,733
     Shares issued from reinvestment of distributions                      2
     Shares redeemed                                                    (142)
         Net increase in fund shares outstanding                       3,593

* Commencement of operations.

See notes to financial statements.

Chase Equity Growth II Fund
Notes to Financial Statements

--------------------------------------------------------------------------------


1. Organization and Significant Accounting Policies -- Mutual Fund Investment Trust (the "Trust") was organized on September 23, 1997 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. Chase Equity Growth II Fund ("EGII") or, the "Fund," is a separate series of the Trust. The Fund commenced operations on July 1, 1999.

         The Fund seeks to provide capital appreciation by emphasizing its investments in the growth sectors of the economy. The Fund may be purchased only by participating employee benefit plans that meet the minimum investment requirement.

         The following is a summary of significant accounting policies followed by the Fund:

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A. Valuation of investments -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith or at the direction of the Trustees.

         B. Repurchase agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may transfer uninvested cash balances into one or more joint trading accounts for the purpose of investing in repurchase agreements. It is the Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held in one or more joint trading account by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System.

                  In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

         C. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

Chase Equity Growth II Fund
Notes to Financial Statements

--------------------------------------------------------------------------------


         D. Federal income taxes -- The Fund is treated as a separate entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

         E. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent the "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

         F. Expenses -- Expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or another reasonable basis.

2.       Fees and Other Transactions with Affiliates

         A. Investment advisory fee -- Pursuant to a separate Investment Advisory Agreement, The Chase Manhattan Bank ("Chase" or the "Advisor"), acts as the Investment Advisor to the Fund. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Fund and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets. The Advisor voluntarily waived a portion of its fees for the period ended December 31, 1999 in the amount of $32,928.

                  Chase Bank of Texas N.A. ("Chase Texas"), a wholly-owned subsidiary of The Chase Manhattan Corporation, is the Sub-Investment Advisor to the Fund. Pursuant to the Sub-Investment Advisory Agreement between Chase Texas and Chase, Chase Texas is entitled to receive a fee payable by Chase from its advisory fee, at an annual rate equal to 0.20% of average daily net assets.

         B. Sub-administration fees -- Pursuant to a Distribution and Sub-Administration Agreement, Chase Fund Distributors, Inc. ("CFD" or the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., acts as the Fund's distributor and sub-administrator.

                  For the sub-administrative services it performs, CFD is entitled to receive a fee from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. The Distributor voluntarily waived a portion of its fees for the period ended December 31, 1999 in the amount of $3,808.

         C. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from the Fund a fee computed at an annual rate equal to 0.10% of the Fund's average daily net assets. The Administrator voluntarily waived a portion of its fees for the period ended December 31, 1999 in the amount of $7,615.

         D. Other -- Certain officers of the Trust are officers of Chase Fund Distributors, Inc. or of its parent corporation, The BISYS Group, Inc.

                  The Distributor voluntarily reimbursed expenses of the Fund in the amount as shown on the Statement of Operations.

3.       Investment Transactions

         For the period ended December 31, 1999, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

         Purchases (excluding U.S. Government)            $   34,968
         Sales (excluding U.S. Government)                       445

4.       Federal Income Tax Matters

         For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 1999 are as follows (in thousands):

         Aggregate cost                                  $      38,765
                                                         -------------------
         Gross unrealized appreciation                   $       5,394
         Gross unrealized depreciation                            (900)
                                                         -------------------
         Net unrealized appreciation                     $       4,494
                                                         ===================

5.       Concentration of Shareholders

         At December 31, 1999, all shares outstanding for the Fund are owned by the participants in The Chase Manhattan Bank 401(K) Savings Plan.

Chase Equity Growth II Fund
Financial Highlights For the period from July 1, 1999 * to December 31, 1999



Per share operating performance:
Net asset value, beginning of period                                               $ 10.00
                                                                                   -------
Income from investment operations:
     Net investment income                                                            0.01
     Net gains on investments (both realized and unrealized)                          1.47
                                                                                   -------
         Total from investment operations                                             1.48
                                                                                   -------
Less distributions:
     Dividends from net investment income                                             0.01
                                                                                   -------
Net asset value, end of period                                                     $ 11.47
                                                                                   =======

Total return                                                                        14.76%

Ratios/supplemental data:
     Net assets, end of period (millions)                                              $41
Ratios to average net assets: #
     Expenses                                                                        0.59%
     Net investment income                                                           0.33%
     Expenses without waivers and assumption of expenses                             1.42%
     Net investment income without waivers and assumption of expenses              (0.50%)
Portfolio turnover rate                                                                 5%

* Commencement of operations.
# Short periods have been annualized.


                       See notes to financial statements.

To the Trustees and Shareholders of
Mutual Fund Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Equity Growth II Fund (a separate portfolio of Mutual Fund Investment Trust, hereafter referred to as the "Trust") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period July
1, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 10, 2000